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                                                                    Exhibit 99.1


                            MED DIVERSIFIED ANNOUNCES
                       TWO ADDITIONS TO BOARD OF DIRECTORS


ANDOVER, MASS.--SEPTEMBER 17, 2002 -- Med Diversified, Inc. (PINK SHEETS: MDDV), a leading provider of home and alternate site health care services, today announced Richard J. Boudreau and Gregory J. Simms have accepted and been appointed to the Company's now five-member board of directors. Boudreau, an expert in finance and capital restructuring, and Simms, a veteran sales and marketing executive, will bring a wealth of operational expertise to the Company.

Boudreau currently is the founding and managing partner of Massachusetts-based Boudreau & Associates, LLC, a law firm specializing in debt restructuring, as well as the founder and principal of Cypress Capital Partners, LLC, which raises and manages funds to purchase debt instruments. He is also an officer and director of Boudreau & Associates Consulting, Inc., which assists numerous health care providers in the collection of their outstanding claims. Previous to his current positions, Boudreau founded and served as managing partner of the Massachusetts-based law firm Boudreau, Mitchell & Davis for 12 years. He has a J.D. from New England School of Law and B.S. degrees from Boston University and Massachusetts Maritime Academy. He has been a member of the Massachusetts Bar since 1987.

"After conducting extensive due diligence on Med Diversified," said Boudreau, "I'm convinced the Company is poised to execute on its strategic goals and objectives. I am looking forward to working with its CEO Frank Magliochetti and the entire Med Diversified management team to help the company attain a leadership position within the home health services market."

Gregory J. Simms will fortify the board with his more than 20 years of experience in sales and marketing in the technology and medical industries. He currently serves as vice president of sales and marketing for Vision2Reality, a software company that provides business performance


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management and strategy execution solutions. In this role, he helped create the company's signature software, known as Vision2Change, and he developed the business plan to market and sell this software. Simms has an M.B.A. from Northern Illinois University and a B.S. from Western Illinois University.

"Med Diversified has established a solid reputation in the home health sector," said Simms. "It's my opinion that the company is well positioned to capitalize on its assets, and I eagerly anticipate helping Med Diversified's management team chart a path towards consistent sales growth."


ABOUT MED DIVERSIFIED

Med Diversified operates companies in various segments within health care industry, including pharmacy, home infusion, multi-media, management, clinical respiratory services, home medical equipment, home health services and other functions. For more information, see http://www.meddiversified.com.

STATEMENTS IN THIS NEWS RELEASE THAT RELATE TO MANAGEMENT'S EXPECTATIONS, INTENTIONS OR BELIEFS CONCERNING FUTURE PLANS, EXPECTATIONS, EVENTS AND PERFORMANCE ARE "FORWARD LOOKING" WITHIN THE MEANING OF THE FEDERAL SECURITIES LAWS. THESE FORWARD-LOOKING STATEMENTS INCLUDE ASSUMPTIONS, BELIEFS AND OPINIONS RELATING TO THE COMPANY'S BUSINESS STRATEGY, MANAGEMENT'S ABILITY TO SATISFY INDUSTRY AND CONSUMER NEEDS WITH ITS PRODUCTS AND SERVICES AND, HEALTH-CARE INDUSTRY TRENDS. MANAGEMENT'S FORWARD-LOOKING STATEMENTS FURTHER ASSUME THAT THE COMPANY WILL BE ABLE TO SUCCESSFULLY DEVELOP AND EXECUTE ON ITS STRATEGIC RELATIONSHIPS. MANY KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS, INCLUDING GENERAL ECONOMIC CONDITIONS AND RISK FACTORS DETAILED FROM TIME TO TIME IN NEWS RELEASES AND THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, MAY CAUSE THESE FORWARD-LOOKING STATEMENTS TO BE INCORRECT IN WHOLE OR IN PART. THE INVESTOR SHOULD REVIEW SUCH PUBLIC FILINGS TO GET A COMPREHENSIVE PICTURE AND ANALYSIS OF ALL CONDITIONS AND CIRCUMSTANCES. THE COMPANY EXPRESSLY DISCLAIMS ANY INTENT OR OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS. ACTUAL RESULTS OR EVENTS COULD DIFFER MATERIALLY FROM THOSE ANTICIPATED IN THE FORWARD-LOOKING STATEMENTS DUE TO A VARIETY OF FACTORS SET OUT ABOVE, INCLUDING, WITHOUT LIMITATION, INTEGRATION OF BUSINESS AND MANAGEMENT ASSOCIATED WITH THE COMPANY'S BUSINESS RELATIONSHIPS AND ACQUISITIONS, ACCEPTANCE BY CUSTOMERS OF THE COMPANY'S PRODUCTS AND SERVICES, COMPETITION IN THE HEALTH-CARE MARKET, GOVERNMENT REGULATION OF HEALTH CARE, THE COMPANY'S LIMITED OPERATING HISTORY, GENERAL ECONOMIC CONDITIONS, AVAILABILITY OF CAPITAL AND OTHER FACTORS.

FOR MORE INFORMATION:

Angeline Cook, Director of Investor Relations
(978) 323-2543, acook@meddiv.com